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                                                                     EXHIBIT (b)

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of section 1350, chapter 63 of title 18, United States
Code)

In connection with the attached Report of Opus Investment Trust (the "Trust") on Form N-CSR to be filed with the Securities and Exchange Commission for the period ended March 31, 2005 (the "Report"), each of the undersigned officers of the Trust does hereby certify that, to the best of such officer's knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust as of, and for, the periods presented in the Report.

Dated: April 21, 2005

       /s/ John P. Kavanaugh
      ------------------------------------
Name:  John P. Kavanaugh
Title: President and Chairman

Dated: April 21, 2005

       /s/ Paul T. Kane
      ------------------------------------
Name:  Paul T. Kane
Title: Assistant Vice President & Treasurer
       (Principal Accounting Officer and Principal Financial Officer)